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                                                                   Exhibit 10.60
                            Master Lease Agreement

     Master Lease Agreement (hereinafter together with the below referred to Schedule(s) called the "Lease") has been entered into as of March 11, 1999 between Andover Capital Group, Inc. having its principal place of business at 238 Littleton Road, Westford, Massachusetts 01886 (hereinafter the "Lessor"), and Lifeline Systems, Inc. (hereafter the "Lessee").

     LESSOR AND LESSEE hereby agree as follows:

     1. AGREEMENT TO LEASE EQUIPMENT. Subject to the terms set forth below, Lessor and Lessee agree that on or before the date designated as the acquisition expiration date in Exhibit A attached hereto, Lessor shall lease to Lessee and Lessee shall lease from Lessor items of personal property of the types described in Exhibit A hereto (hereinafter collectively called the "Equipment"), having an aggregate acquisition cost not to exceed the amount set forth in Exhibit A. Lessor and Lessee shall evidence the leasing of particular items of Equipment by executing and delivering to each other a Schedule or Schedules identified to this Lease which shall be executed by the parties hereto either concurrently with or subsequent to the execution of this Lease. Any and all such schedules, including any terms and conditions set forth therein (hereinafter individually a "Schedule" or collectively the "Schedules"), are incorporated herein by reference.

     2.  IMPORTANT  UNDERSTANDINGS.

         (A) Lessee has selected both (1) the Equipment and (2) the Seller from whom Lessor is to purchase the Equipment. Lessor warrants good title to Lessee only against liens, encumbrances and claims arising by, through and under Lessor and not otherwise. Lessor makes no other warranty expressed or implied as to any matter whatsoever, including the condition of the Equipment, its merchantability, its fitness for any particular purpose, or its freedom from the claims of others by way of infringement or the like, and as to Lessor, Lessee leases the Equipment "As Is".

         (B) If the Equipment is not properly installed, does not operate as represented or warranted by Seller or is unsatisfactory for any reason, Lessee shall have any claim on account thereof solely against Seller and shall, nevertheless, pay Lessor all rent payable under this Lease, without deduction or set-off of any kind, Lessee hereby waiving any such claims against Lessor. Lessor assigns to Lessee any of the rights which Lessor may have against Seller or any other person for breach of warranty or other representation respecting the Equipment.

         (C) Lessee understands and agrees that neither the Seller nor any salesman or other agent of the Seller is an agent of the Lessor. No salesman or agent or Seller is authorized to waive or alter any term or condition of this Lease and no representation as to the Equipment or any other matter by the Seller, shall in any way affect Lessee's duty to pay the rent and perform its other obligations as set forth in this Lease.

         (D) Lessee hereby acknowledges that it has received a copy of this Lease.

         (E) Lessee has requested Lessor to order the Equipment from Seller upon the Terms and Conditions of the Purchase Order acknowledged by Lessee. Lessor shall have no responsibility for Seller's delay or failure to fill or comply with the purchase order for any reason whatsoever and all of Lessor's obligations hereunder are subject to Lessee's due acceptance of the Equipment. Lessee hereby authorizes Lessor to insert in this Lease the serial numbers, and other identification data, of the Equipment when determined by Lessor.

         (F) Finance Lease Status. You agree that if Article 2A - Leases of the Uniform Commercial Code applies to this Lease, this Lease will be considered a "finance lease" as that term is defined in Article 2A. By signing this Lease, you agree that either (a) you have reviewed, approved and received, a copy of the Supply Contract, or (b) that we have informed you of the identity of the seller, that you may have rights under the Supply Contract, and that you may contact the Seller for a description of those rights. To the extent permitted by

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applicable law, you waive any and all rights and remedies of a Lessee arising under Article 2A and any similar rights and remedies arising under other laws.

     3. TERM. The term of the Lease of each item of Equipment under this Lease shall commence upon the Delivery Date and shall continue for the Term of Lease, each as set forth in the Schedule describing such item of Equipment. If the Schedule provides for an extension of the Lease upon expiration of its term, then Lessee may extend the Lease of Equipment, or of any item thereof, described in such Schedule from year to year by written notice to Lessor given at least 30 days prior to the expiration of the last year the Lease has been so extended.

     4. RENT AND PAYMENT. The total rent payable for the lease of items of Equipment described in any Schedule, throughout the term such items are leased under this Lease, shall be the aggregate amount equal to the sum of all the monthly rentals (including advance rent) for the entire term of the Lease specified on each Schedule. Periodic payments of rent payable under this Lease shall be payable in advance on the terms set forth in the applicable Schedule.

         (A) Rent Payment Commencement Date. Solely for convenience in payment of rent, in all cases where the Delivery Date of any Equipment shall be the first through the fifteenth day of a month the term of the Lease of such Equipment shall be deemed to commence and the first payment of rent shall be due on the first day of such month, and in all cases where the Delivery Date of any Equipment shall be the sixteenth through the last day of the month the term of the Lease of such Equipment shall be deemed to commence and the first payment of rent shall be due on the first day of the next succeeding month (such first day of the month hereinafter called the "Rent Payment Commencement Date").

         (B) First Payment. Lessor acknowledges receipt from Lessee of the first payment referred to in any Schedule which shall be applied to the rental payable for the first month after the Rent Payment Commencement Date. Any part of this payment not so applied by Lessor shall be held as security for performance of the terms of the Lease. If Lessee is not in default hereunder and under any other lease or other agreement between the parties hereto, at the end of the term of this Lease said security shall be refunded to the Lessee upon return of the leased Equipment as provided in paragraph 13 or, solely at the Lessor's option, applied toward the payments of rent due or to become due hereunder in the inverse order of their maturities.

         (C) Next and Subsequent Rental Payments. Lessee shall make its next rental payment hereunder on the first day of the first month following the Rent Payment Commencement Date and Lessee shall make subsequent rental payments on the first day of each succeeding month.

         (D) Total Rent. The total rent for the Equipment described herein, or in separate schedules made a part hereof, shall be the aggregate of that shown herein and in such schedules and shall be payable in the installments designated herein and in such schedules. Lessee promises and agrees to pay all specified installments in advance on the date designated for payment herein and in such Schedules without demand. Said rental shall be payable at the office of Lessor, or to such other person and/or at such other place as Lessor may from time to time designate in writing.

         (E) Adjustment. The rent payable under this Lease may be based upon estimates of Equipment cost and other charges to Lessor. In the event that actual cost shall be less than an estimate or shall exceed an estimate by not more than 10%, the Lessee authorizes Lessor and Lessor agrees to increase or decrease, as the case may be, the amount set forth as the total rent payable for any Equipment leased hereunder and further to adjust proportionately the amounts of installments of rent remaining to be paid with respect to such Equipment to the end that the adjusted rent payable shall be paid in full at the end of the term of lease of such Equipment. Lessor shall give Lessee notice within ten (10) days from the effective day of such adjustment made by Lessor of the total rent payable pursuant to this subparagraph (E).

         (F) Late Charges. In the event payment is not made when due hereunder and Lessor has not exercised its rights pursuant to Paragraph 15 hereof, the Lessee promises to pay (1) a late charge to the Lessor not later than one month after the due date of such payment in an amount calculated at the rate of five cents per

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$1.00 of each such delayed payment, plus (2) interest to the Lessor upon each such delayed payment calculated at the rate of one and one-half percent (1 1/2%) per month, or any part thereof, commencing on the due date of the delayed payment. The late charge and/or the interest payment set forth in this paragraph shall apply only when permitted by law and, if not permitted by law, the late charge and/or interest payment shall be calculated at the maximum rate permissible in the applicable jurisdiction.

         (G) Advances by Lessor. If Lessee shall fail to make any payment, other than rent, or to perform or comply with any of Lessee's agreements set forth herein, Lessor may make such payment or perform or comply with such agreement, and the amount of any such payment and the amount of the reasonable expenses incurred by Lessor in connection with such payment or with such performance or compliance, together with interest thereon at the rate of one and one-half percent (1 1/2%) per month, shall be deemed additional rent, payable by Lessee upon demand.

         (H) Nonpayment. In the event of nonpayment by Lessee of any amount required to be paid under this Paragraph 4, Lessor shall have all rights, powers, and remedies provided for in this Lease or by law or equity or otherwise.

     5.  DELIVERY AND ACCEPTANCE.

         (A) Acceptance. Lessor hereby authorizes Lessee to accept on Lessor's behalf the delivery of any Equipment leased under this Lease.

         (B) Inspection by Lessee. Upon delivery of any Equipment under this Lease, Lessee shall conduct, at its own expense, all inspections and tests of such Equipment necessary to determine compliance with the applicable purchase order. As between Lessor and Lessee, the execution and delivery to Lessor of a Schedule describing such Equipment such constitute Lessee's acknowledgment that the Equipment is in compliance with such purchase order and that the Lessee is satisfied that the Equipment is in good condition and suitable for its intended purpose and has accepted the Equipment and upon receipt of such Schedule, Lessor shall pay supplier for such Equipment.

         (C) Delivery Date and Descriptive Information. Lessee, in executing any Schedule describing Equipment leased under this Lease, shall enter thereon (i) the date of delivery of such Equipment as the Delivery Date and (ii) serial numbers applicable to such Equipment and/or such other descriptive information as Lessor shall have reasonably requested.

     6. LESSEE'S REPRESENTATIONS AND WARRANTIES. The Lessee represents and warrants that:

         (A) If Lessee is a corporation, it is duly organized and existing and in good standing under the laws of its state of incorporation and is duly qualified to do business wherever necessary to carry on its present business and operations.

         (B) If Lessee is a corporation, this Lease has been duly authorized by all necessary corporate action on the part of the Lessee, does not require any stockholder approval, does not require the approval of or the giving of notice to any federal, state or other governmental authority and does not contravene any law binding on the Lessee or contravene the Lessee's articles or certificate of incorporation or its by-laws.

         (C) This Lease constitutes a legal, valid and binding obligation of the Lessee enforceable in accordance with its terms and does not contravene any indenture, credit agreement or other agreement to which the Lessee is a party.

         (D) No mortgage, security agreement or other lien or encumbrance of any nature whatsoever, which now covers or affects or may hereafter cover or affect any property or interest of the Lessee, now attaches or will hereafter attach to the Equipment hereby leased or in any manner affects or will affect the Lessor's right, title and interest in the Equipment.


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         (E) The Lessee is not materially in default under the provisions of any agreement to which it is a party.

         (F) There are no pending or threatened actions or proceedings before any court or administrative agency which may materially adversely affect the Lessee's financial condition or operations (except as may be disclosed in a letter furnished by the Lessee to the Lessor at the time of execution of this Lease).

         (G) The balance sheet of the Lessee as of the end of the Lessee's most recent fiscal year and the related earnings statement of the Lessee for the fiscal year then ended (copies of which have been furnished to the Lessor) fairly present the Lessee's financial condition as of such date and the results of its operations for such year, and since such date there has been no material adverse change in such condition or operations.

     7. CONDITION TO LESSEE'S USE AND ACCEPTANCE OF EQUIPMENT. Prior to the Lessee's acceptance and use of the Equipment, the Lessor shall receive the following, in form and substance satisfactory to the Lessor and its counsel.

         (A) If requested by the Lessor, resolutions of the Board of Directors of the Lessee certified by the Clerk or Secretary for the Assistant Clerk or Assistant Secretary of the Lessee, duly authorizing the Lease of the Equipment hereunder and the execution, delivery and performance of this Lease.

         (B) Evidence satisfactory to the Lessor as to due compliance with the insurance provisions of Paragraph 11 hereof.

         (C) If requested by the Lessor, waivers of any interest in or claim against the Equipment by the landlords and mortgagees of the premises wherein the Equipment is to be located or certificates by the Lessee that it is the owner of such premises and/or that such premises are not mortgaged.

         (D) If requested by the Lessor, an opinion of counsel for the Lessee satisfactory to the Lessor as to all or certain of the matters set forth in Paragraph 6 (A) - (F) hereof and as to such other matters as the Lessor may reasonably request.

     8.  USE OF EQUIPMENT.

         (A) Title. Equipment leased hereunder shall be the sole and exclusive property of Lessor, and Lessee shall have no option to purchase or otherwise acquire title to or ownership of any of the Equipment and shall have no right, title, or interest in such Equipment except the right as Lessee to use the Equipment in the ordinary course of Lessee's business in accordance with the terms and conditions of this Lease.

         (B) Identification Plates and Markings. Upon Lessor's request, Lessee shall affix appropriate labels satisfactory to Lessor to each item of Equipment indicating that Lessor is the owner thereof and Lessee shall not remove the same without prior written consent of Lessor.

         (C) Operation. Lessee shall cause the Equipment to be operated, maintained and repaired only (i) in accordance with applicable manufacturer's manuals and instructions; (ii) by competent, qualified, authorized, and, if necessary, licensed persons; (iii) in compliance with all of the applicable laws, ordinances, and regulations relating to operation of the Equipment; and
(iv) in accordance with the terms and conditions of all policies of insurance pertaining to the Equipment.

         (D) Maintenance and Repair. Lessee shall at its own expense cause the Equipment to be maintained in as good operating condition, repair, order and appearance as when delivered to Lessee under this Lease, ordinary wear and tear accepted, and shall provide all maintenance and service and make all repairs necessary for such purpose. Lessee will at its sole expense keep the Equipment under cover and protected from the elements, except during normal usage.

         (E) Replacement of Parts. If any parts or accessories which form part of any item of Equipment shall become permanently unfit or unavailable for use, Lessee shall, at its own expense and within a


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reasonable time, cause such parts or accessories to be replaced by replacement parts or accessories which shall be free and clear of any liens, encumbrances, or rights of others, and which shall have a value and utility at least equal to the replaced parts or accessories.

         (F) Improvements. Lessee may add to any item of Equipment such additional or replacement parts or accessories as Lessee shall desire, provided that such addition does not impair the value, utility, function or use of such Equipment. Any parts or accessories so added by Lessee shall become a component part thereof and title thereto shall be immediately vested in Lessor and shall be included under the terms hereof.

         (G) Location. The Equipment shall be located at the Equipment location set forth above or in any Schedule describing such Equipment, and Lessee shall not change the location of any item of Equipment without the prior written consent of Lessor.

         (H) Inspection. Lessor shall have the right but not the duty, to inspect at all reasonable times any Equipment leased hereunder and any books and records of Lessee relating to such Equipment. Lessor shall incur no liability by reason of not making any such inspection.

         (I) Installation. Lessee will not, without prior the written consent of Lessor and subject to such conditions as lessor may impose for its protection, affix or install any Equipment leased hereunder to or in any other personal property or to or in any real property.

     9.  REPORTS.

         (A) Lessee agrees that Lessor shall not be responsible for any loss or damage to Lessee, its customers or anyone else, caused by the Equipment, by failure or defect of the Equipment or otherwise. Nevertheless, Lessee will immediately notify Lessor of each accident arising out of the alleged or apparent improper manufacturing, functioning or operation of any Equipment, the time, place and nature of the accident and damage, the names and addresses of parties involved, persons injured, witnesses and owners of property damaged and such other information as may be known, and promptly advise Lessor of all correspondence, papers, notices and documents whatsoever received by Lessee in connection with any claim or demand involving or relating to improper manufacturing, functioning or operation of any Equipment or charging Lessor with liability, and Lessee will investigate and defend all such claims and recover damages from any third persons liable therefor.

         (B) Lessee will notify Lessor by telegram, and confirm by mail on the same date, of the attachment of any tax or other lien to the Equipment.

         (C) Upon request Lessee will deliver to Lessor, in a form satisfactory to Lessor, duplicate copies of Lessee's most recent balance sheet and earning statement, including a balance sheet and earnings statement for Lessee's last fiscal year, certified by either a recognized firm of Certified Public Accountants or by the chief fiscal officer of Lessee.

         (D) Lessee will deliver to Lessor such other information as Lessor may reasonably request.

     10. RISK OF LOSS AND INDEMNIFICATION.

         (A) Risk of Loss. Lessee hereby assumes all risks of loss or destruction, from any cause whatsoever, of any Equipment leased hereunder from the date such Equipment is shipped by the designated Seller pursuant to a Purchase Order requested by Lessee hereunder.

         (B) Indemnification. Lessee hereby assumes liability for, and agrees to indemnify and hold harmless Lessor from and against, and to pay lessor upon demand the amount of, any and all liabilities, claims and demands of whatsoever nature, together with all costs and expenses, relating to or in any way arising from this Lease, its enforcement, or the manufacture, purchase, delivery, acceptance, rejection, ownership, possession, installation, operation, control, return or other disposition of Equipment leased hereunder, whether or not Lessor


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is also indemnified against such liabilities, claims, and demands by any manufacturer or seller of any such Equipment; provided that Lessee shall not indemnify lessor against taxes upon or measured by the net income of Lessor.

         (C) Loss or Damage. In the event of destruction or permanent damage to, any Equipment, or in the event that such Equipment shall otherwise become lost, stolen or rendered permanently unfit for use, or in the event that use of any Equipment by Lessee shall be prevented by the act of any third party or governmental instrumentality for a period exceeding ninety (90) days, or if any Equipment shall be attached (other than with respect to a claim against Lessor but not Lessee) or shall be seriously damaged and the attachment shall not be removed or the damage repaired within sixty (60) days, then in any such event Lessee shall notify Lessor of such fact, and within ten (10) days thereafter Lessee shall pay to Lessor an amount equal to the remaining unpaid rent for the balance of the term of the lease of such Equipment. Upon such payment, the lease of such Equipment shall terminate and all right, title and interest to such Equipment and any insurance thereon shall become the property of the Lessee.

     11. INSURANCE. Lessee agrees to keep the Equipment insured in the amounts, in the forms and with such insurers as Lessor shall approve to protect all interest of Lessor, at Lessee's expense, against such risks of loss or damage as Lessor shall designate for not less than the unpaid balance of the lease rentals due hereunder or the then current cash value of said Equipment, whichever is higher, and to protect Lessor from public and product liability for bodily injury and for property damage and such other risks as Lessor may request. Lessee shall furnish Lessor with copies of all insurance policies required by this paragraph or certificates with respect thereto or with such other evidence of Lessee's compliance with this paragraph as may be satisfactory to Lessor. The policies for said insurance shall provide that such insurance may not be altered or canceled by the insurer until after thirty (30) days written notice to Lessor. If Lessee fails to provide such insurance, Lessor may, but shall not be obligated to, insure said property at the expense of Lessee. All insurance policies and the proceeds therefrom shall be the sole property of Lessor and Lessor shall be named as an insured in all such policies. The proceeds of such insurance, whether resulting from loss or damage or return premium or otherwise, shall be applied toward the replacement or repair of the said Equipment or the payment of obligations of Lessee hereunder at the option of Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute or endorse all documents, checks or drafts for loss or damage or return premium under any insurance policy insured on said Equipment.

     12. TAXES. Lessee shall pay and indemnify Lessor against all fees, taxes, and other charges of any nature, together with penalties and interest thereon, arising during the term of any lease of Equipment hereunder, or upon the return of Equipment to Lessor, and imposed upon Lessor by any government or taxing authority upon or with respect to such Equipment or upon the purchase, ownership, delivery, leasing, possession, use, operation, return or other disposition thereof, or upon the rentals, receipts, or earnings arising therefrom or upon or with respect to this Lease (other than taxes upon or measured by the net income of Lessor). In the event that any report or tax return shall be required to be made with respect to any obligation of Lessee under or arising out of this Paragraph 12, then Lessee shall make such report or return in such manner as will disclose ownership of Equipment in Lessor and furnish to Lessor a copy of such report and return in a manner satisfactory to Lessor. The obligations of Lessee under this Paragraph 12 shall survive the termination of this Lease.

     13. RETURN OF EQUIPMENT. Upon termination of the Terms of Lease provided in each Schedule or upon termination for any other cause, Lessee will, at its own cost and expense, promptly deliver the Equipment described in such Schedule to Lessor at an address specified by Lessor, in same condition as received, reasonable wear and tear and normal depreciation accepted. Lessee will pay for any repairs required to place such Equipment in its original condition. Lessee shall without unreasonable delay cause such Equipment to be assembled and crated at its expense as designated and/or supervised by Lessor and delivered to any carrier designated by Lessor for prepaid shipment to such location as Lessor shall direct.

     14. RIGHTS OF THIRD PARTIES.

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         (A) Liens and Encumbrances. Lessee shall not create, incur, assume or allow to exist any mortgage, pledge, lien, attachment, charge, encumbrance, or other right of others on or with respect to any Equipment or to any title to such Equipment or any interest therein, except (i) rights of Lessor and Lessee under this Lease, (ii) liens or encumbrances resulting from claims against Lessee not related to ownership of such Equipment, (iii) liens for taxes not yet due or being contested in good faith by appropriate proceedings, and (iv) inchoate materialmen's mechanics' or other like liens arising in the ordinary course of business and not delinquent.

         (B) Personal Property. Each item of Equipment shall be and at all times remain personal property. Without limitation of the generality of the provisions of Paragraphs 8 (I) and 10, Lessee shall at its own expense take any such actions as may be necessary to prevent any third party from acquiring any right, title, or interest in any Equipment by reason of its being affixed to or otherwise deemed to be real property or by reason of its being affixed to or in any other personal property. Lessee represents and warrants that it is not now and during the term of this Lease will not be a party to any lease or mortgage of real property where any Equipment is to be located which expressly or by implication restricts the removal of any Equipment at any time by Lessor or Lessee.

         (C) Lessee's Action. If any third party shall acquire, or claim to have acquired, rights referred to in this Paragraph 14, Lessee shall promptly notify Lessor of that fact and shall seek diligently to remove the basis for such claim. If any such claim shall or may interfere with the continued use of Equipment by Lessee as contemplated by this Lease, Lessee shall remove the basis for such claim to Lessor's satisfaction within thirty (30) days from the date it is asserted.

     15. DEFAULT.

         (A) Events of Default. The following shall constitute Events of Default under this Lease: (i) default by Lessee in the payment of rent or any other sums due hereunder for ten (10) days after such rent or other sum is due; (ii) default by Lessee in the performance of any other liability, obligation, or covenant of Lessee to Lessor and the continuation of such default for ten (10) days after written notice to Lessee sent by Lessor by ordinary mail or by any other means; (iii) default by Lessee in meeting its trade, tax, borrowing, or other obligations as they become due; (iv) termination or material suspension of the business of Lessee, or Lessee liquidation, merger, or sale of substantially all assets; (v) business failure of Lessee or the making by Lessee of an assignment for the benefit of creditors or the institution of bankruptcy, reorganization, liquidation or receivership proceedings by or against Lessee and, if such proceedings shall be instituted against Lessee, its consent thereto or the pendency thereof for the (10) days; (vi) such a change in Lessee's affairs as in Lessor's opinion impairs Lessor's security or increases the credit risk involved in this Lease; or (vii) any representation or warranty made by the Lessee under this Lease or in any document furnished to the Lessor in connection herewith or pursuant hereto shall prove to be incorrect at any time in any material respect.

         (B) Lessor's Action. Upon the occurrence of an Event of Default, Lessor may do one or more of the following, at Lessor's option: (i) accelerate the balance of payments due hereunder and under any other lease or other agreement between the parties, thereby requiring prepayment of such lease or leases or other agreements with all rentals, charges and payments due and payable forthwith, (ii) terminate this Lease and any schedules or the lease of any Equipment hereunder upon written notice to Lessee, (iii) take possession of any or all Equipment wherever located, and for such purpose enter upon any premises without liability for so doing, (iv) sell the Equipment at public or private sale or lease any Equipment as Lessor in its sole discretion may decide, without any duty to account to Lessee with respect to such action or the proceeds therefrom, or (v) exercise any other remedy available to it at law, or in equity.

         (C) Lessee's Liability After Default. After the occurrence of an Event of Default, (i) if Lessor shall repossess and sell or lease any Equipment, Lessee shall be liable for any deficiency between the net proceeds of sale or lease received and retained by Lessor and the present value of all unpaid Lease payments for the remainder of the term plus the present value of our anticipated residual interest in the Equipment, each discounted at a rate per year equal to the discount rate of the Federal Reserve Bank of Boston on the date the

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payment is demanded, (ii) if Lessor does not repossess and sell or lease any
Equipment, Lessee shall be liable to Lessor for the present value of all unpaid Lease payments for the remainder of the term plus the present value of our anticipated residual interest in the Equipment, each discounted at a rate per year equal to the discount rate of the Federal Reserve Bank of Boston on the date the payment is demanded, and (iii) in any event Lessee shall be liable to Lessor for all loss, costs, and expenses incurred by Lessor by reason of the occurrence of the Event of Default, including without limitation expenses of repossession and sale or lease and reasonable fees and expenses of Lessor's attorneys.

         (D) Lessor's Remedies Cumulative. Lessor's remedies are cumulative and Lessor may exercise remedies singly, simultaneously, concurrently or successively and any such action shall not operate to release the Lessee until the full amount of the rentals due and to become due and all other sums to be paid hereunder have been paid in cash.

         (E) Liquidated Damages. Any sums payable hereunder shall become due and payable immediately except as otherwise expressly provided herein, as liquidated damages and not as a penalty.

     16. ASSIGNMENTS.

         (A) Lessee. Without the prior written consent of Lessor, Lessee shall not assign, pledge, mortgage or hypothecate this Lease of any of its rights under this Lease or sell or sublet any Equipment leased hereunder or any accessories attached thereto or otherwise permit any Equipment to be used by or to come into the possession of anyone other than the Lessee.

         (B) Lessor. Lessor may at any time, without notice to Lessee, assign to any other person any or all of its right, title and interest in this Lease or any Equipment leased hereunder and any such assignee may assign the same. In the event of such an assignment, the term "Lessor" as used in this Lease shall include any such assignee, and upon written notice to Lessee of any assignment by Lessor, Lessee shall make all payments required to be made by Lessee hereunder to the person and at the address specified in such notice.

     17. COVENANT OF FURTHER ASSURANCE. Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may from time to time reasonably request in order to more effectively effectuate the intents and purposes of this Lease and to establish and protect the rights and remedies created in favor of Lessor hereunder, including without limitation the prompt execution and delivery to Lessor of any Schedule hereunder, and the filing or recording of this Lease or any schedule or any financing statements or amendments thereto with respect to this Lease or any Equipment, as may be permitted by the Uniform Commercial Code or any other applicable law. Lessee hereby authorizes Lessor and appoints Lessor its attorney in fact to effect any such filing or recording, including the filing of financing statements or amendments thereto on Lessee's behalf, and, at Lessor's option, any costs and expenses with respect thereto shall be payable by Lessee upon demand.

     18. NOTICES. Except as otherwise provided herein, all notices hereunder shall be deemed given and shall be effective when personally delivered or deposited in the United States mail, postage prepaid and addressed to the addressee at its address set forth above or at such other address as such party shall from time to time designate in writing to the other party.

     19. SEVERABILITY OF PROVISIONS. Any provisions of this Lease which may be determined to be unenforceable or invalid shall be ineffective only to the extent of such unenforceability or invalidity without affecting any other provisions hereof. To the extent permitted by law, Lessee hereby waives any provisions of law which render unenforceable or invalid in any respect any provision hereof.

     20. MODIFICATIONS AND WAIVERS.

         (A) Modification. Except as may be otherwise expressly permitted in this Lease, no term or provision hereof may be changed in any way except by an instrument in writing signed by Lessor and Lessee.

         (B) Waiver. No waiver of any terms of this Lease or of any rights hereunder shall constitute a waiver of any other terms or rights, and no waiver upon any occasion shall constitute a waiver of terms or rights as to any subsequent occasion. No failure or delay of Lessor in its exercise of any rights hereunder shall constitute a waiver thereof nor shall any such failure or delay in any way affect the right of the Lessor to enforce the provisions hereof.

     21. GENERAL. This Lease constitutes the entire agreement between the parties hereto and no representation or statement made by any representative of the Lessor or the Seller not stated herein shall be binding. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Captions appearing in this Lease are for convenience of reference only and shall not define or limit any provisions hereof. This Lease shall be binding upon and inure to the benefit of Lessee and Lessor and their respective successors and assigns. If there shall be more than one Lessee named in this Agreement, the liability of each such Lessee shall be joint and several.

     22. CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL AND COUNTERCLAIMS. EACH OF THE LESSORS AND THE LESSEE HEREBY CONSENTS TO THE JURISDICTION OF MASSACHUSETTS STATE AND FEDERAL COURTS IN CONNECTION WITH ANY DISPUTES UNDER THIS LEASE, AND HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS LEASE, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN THEM; AND LESSEE HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE STATE OR FEDERAL PROCEDUARAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     23. IRREVOCABLE AND NONCANCELLABLE LEASE. This Lease is irrevocable and noncancellable for the full term as set forth on the Schedule(s) and the aggregate rentals herein equaling the number of rental payments times the rental payment amounts shall not abate by reason of termination of Lessee's right or possession and/or taking of possession by the Lessor or for any other reason and such obligation shall be absolute and unconditional under all circumstances.

     24. NET LEASE. The Lessor and the Lessee hereby acknowledge and agree that this Lease is a net lease, that the Lessor is the owner of the Equipment and that the relationship between the Lessor and the Lessee shall always be only that of Lessor and Lessee. Both parties agree to treat this Lease as a lease for legal, tax, accounting and all other purposes.

This Master Lease Agreement and related Schedules are deemed to be executed as an instrument under seal in accordance with the laws of the Commonwealth of Massachusetts.



THIS IS A NON-CANCELABLE LEASE FOR THE TERM INDICATED.

                                                Date:
                                                ________________________________

Accepted:                                LESSEE:
Westford, MA                             Lifeline Systems, Inc.
----------------------------             ----------------------------------
                                                (Full Legal Name)
                                         s/ Robert J. Bowdring, Controller
                                         ----------------------------------
----------------------------
                                           (Authorized Signature and Title)
LESSOR:                                  ATTEST:
Andover Capital Group, Inc.                         Sealed
----------------------------             ----------------------------------
238 Littleton Road                           (Affix Corporate Seal)
Westford, MA 01886


                                         If Partnership:
                                         By:--------------------------------
                                            (Signature of Authorized Partner)

By:   s/ William Carroll
   -------------------------             ----------------------------------
     Authorized Signature                       (Signature of Witness)

       Treasurer
----------------------------
         Title

THE UNDERSIGNED AFFIRMS THAT HE IS A DULY AUTHORIZED CORPORATE OFFICER, OR PARTNER OF THE ABOVE NAMED LESSEE.

By:     s/ Robert J. Bowdring                        Controller
   ----------------------------          ----------------------------------
                                                       Title



State of:    Masssachusetts   )
         ----------------------

                                         SS.
County of:    Middlesex       )
          ---------------------

Below me,   Kenneth L. Cook  , a Notary Public in and for said County,
          -------------------
personally appeared          Robert J. Bowdring       to me personally known
                   ----------------------------------
to be the identical person who signed and executed the above instrument (for)
(as) the Lessee, and acknowledges that he executed the foregoing instrument as his free and voluntary act and deed (as and as the free and voluntary act and deed of said Lessee Corporation or Partnership, being duly authorized to do so) for the uses and purposes therein set forth.

Affix Notary Seal
       s/ Kenneth L.  Cook
--------------------------
         Notary Public

My Commission Expires   6/18/2005.
                       ------------

                                   EXHIBIT A
                                   ---------

To Master Lease Agreement dated, March 11, 1999 between

Andover Capital Group, Inc.                          as Lessor, and
-------------------------------------------------------
Lifeline Systems, Inc.                                   as Lessee.
-------------------------------------------------------


Acquisition Expiration Date:  June 30, 1999

Description of Equipment: (include Quantity, Name of Manufacturer and Model No.)


A.)  Equipment:
---------------
Portable Office Partitions and related equipment

B.)  Equipment:
---------------
Various Computers and related equipment, security systems, and other equipment



Total Aggregate Acquisition Cost $2,500,000.00
                                 -------------
Note:
-----
A.  Equipment = $1,200,000.00
--
B.  Equipment = $1,300,000.00
--